EXHIBIT 13.4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                            REPORT OF FOREIGN ISSUER
                      PURSUANT TO RULE 13a-16 OR 15d-16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


For the Quarterly Payment Date on August 20, 2003


                           CRUSADE MANAGEMENT LIMITED,
               as manager of the Crusade Global Trust No.1 of 2002
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             LEVEL 11, 55 MARKET STREET, SYDNEY, NSW 2000, AUSTRALIA
           ----------------------------------------------------------
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                         Form 20-F [X]   Form 40-F [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                               Yes [ ]   No [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_____________________________ .

OTHER EVENTS

         On the Quarterly Payment Date falling on August 20, 2003, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").

FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2002, by the undersigned, thereunto duly authorized.


                                    Crusade Management Limited,
                                        as Trust Manager for the
                                        Crusade Global Trust No.1 of 2002,
                                    --------------------------------------------
                                                 (Registrant)



Dated: August 27, 2003              By:   /S/  RODNEY CLARK
                                       -----------------------------------------
                                    Name:   Rodney Clark
                                    Title:  Senior Manager

EXHIBIT INDEX


-------   ----------------------------------------------------------------------
EXHIBIT   DESCRIPTION
-------   ----------------------------------------------------------------------

  99.1    The Noteholders Report for the Quarterly Payment Date on
          August 20, 2003

                                                                    EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                        CRUSADE GLOBAL TRUST NO.1 OF 2002
                       COUPON PERIOD ENDING 20 AUGUST 2003

-----------------------------------------------------------------------------------------------------------------------
USD NOTES
---------
                         FV OUTSTANDING                                 COUPON PAYMENTS     PRINCIPAL       CHARGE
                              (USD)         BOND FACTOR   COUPON RATE        (USD)       PAYMENTS (USD)   OFFS (AUD)
                         --------------     -----------   -----------   ---------------  --------------   ----------

CLASS A NOTES            516,420,678.36      58.684168%     1.45000%     2,143,669.30    62,080,780.66       0.00
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                         FV OUTSTANDING                                 COUPON PAYMENTS     PRINCIPAL      CHARGE
                              (AUD)         BOND FACTOR   COUPON RATE        (AUD)       PAYMENTS (AUD)  OFFS (AUD)
                         --------------     -----------   -----------   ---------------  --------------  ----------

CLASS B NOTES             28,395,000.00     100.000000%     5.28220%       378,052.12             0.00       0.00
CLASS C NOTES             11,900,000.00     100.000000%     5.51220%       165,335.80             0.00       0.00
-----------------------------------------------------------------------------------------------------------------------


                                                                     31JUL03
POOL SUMMARY                                                           AUD
------------                                                   -----------------

Outstanding Balance - Variable Rate Housing Loans                   820,214,400
Outstanding Balance - Fixed Rate Loans                              223,454,497
Number of Loans                                                           8,501
Weighted Average Current LVR                                             62.34%
Average Loan Size                                                       122,770
Weighted Average Seasoning                                              35 mths
Weighted Average Term to Maturity                                      263 mths


PRINCIPAL COLLECTIONS                                                  AUD
---------------------                                         ------------------
Scheduled Principal Payments                                       8,363,223.19
Unscheduled Principal Payments                                   122,113,514.73
Redraws                                                            9,931,532.75


Principal Collections                                            120,545,205.17



TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                     ------------------
Principal Collections                                            120,545,205.17
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                        120,545,205.17

Outstanding Principal Draws From Previous Period                           0.00

Principal Distributed                                            120,545,205.17
Principal Retained                                                         0.00

TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                        -------------------
Available Income                                                  19,828,316.80
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             19,828,316.80

REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                -------------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00


CPR
---
                                           MAY-03       JUN-03       JUL-03
                       1 MTH CPR           31.37%       32.60%       36.36%

ARREARS
-------                    % OF POOL
                          (BY BALANCE)
31 - 59 DAYS                  0.54%
60 - 89 DAYS                  0.26%
90+ DAYS                      0.20%
DEFAULTS                       Nil
LOSSES                         Nil